                                                                    EXHIBIT 99.7


                              UNAUDITED PRO FORMA
                       FINANCIAL STATEMENTS OF ALLIANCE

  The following unaudited condensed pro forma combined balance sheet and unaudited condensed pro forma combined statement of income for Alliance (collectively, the "unaudited pro forma financial statements") have been prepared to illustrate the estimated effect of the proposed combination of Alliance and LaTex pursuant to the Merger and the acquisition of the Bank of America Overriding Royalty Interest and are based upon the assumptions set forth below and in the notes to such statements. The respective historical consolidated financial statements of Alliance and LaTex are included elsewhere in this Proxy Statement.

  The merger will be treated as a purchase and, as a result of the LaTex shareholders owning approximately 73% of the combined company prior to issuance of New Alliance Shares, Bank Notes and Bank Warrants to the Bank, LaTex will be treated as having acquired Alliance. Accordingly, in the unaudited pro forma financial statements, it is the assets and liabilities of Alliance that are recorded at fair value while the assets of LaTex are recorded at historical cost.

  The unaudited pro forma financial statements include the unaudited condensed pro forma combined balance sheet at October 31, 1996, giving effect to the Merger and the purchase of the Bank of America Overriding Royalty Interest as if these were consummated on that date. Also presented is the unaudited condensed pro forma combined statement of income for the year ended April 30, 1996 and the unaudited condensed pro forma combined statement of income for the six months ended October 31, 1996 after giving effect to the Merger and the purchase of the Bank of America Overriding Royalty Interest as if these were consummated on May 1, 1995.

  The unaudited pro forma financial statements are prepared in accordance with US GAAP. The financial statements of Alliance have been prepared in accordance with UK GAAP and the financial statements of LaTex have been prepared in accordance with US GAAP. Included are relevant adjustments to the Alliance financial statements to state these in accordance with US GAAP.

  The unaudited pro forma financial statements and accompanying notes, which are an integral part of such statements, should be read in conjunction with the respective historical financial statements, including the notes thereto, and other financial information of Alliance and LaTex included elsewhere in this Proxy Statement. The unaudited pro forma financial statements are provided for illustrative purposes only and do not purport to represent what the financial position or results of operations of Alliance and LaTex would actually have been if the Merger and the purchase of the Bank of America Overriding Royalty Interest had in fact occurred on the dates indicated or to project the financial position or results of operations for any future date or period.

                  CONDENSED PRO FORMA COMBINED BALANCE SHEET
                            AS OF OCTOBER 31, 1996
                                  (UNAUDITED)


                                              ALLIANCE
                                    LATEX        UK        US GAAP     ALLIANCE US       PRO FORMA          PRO
                                 HISTORICAL     GAAP     ADJUSTMENTS       GAAP         ADJUSTMENTS        FORMA
                                 -----------  ---------  ------------  ------------  ------------------  ---------
                                     $000        $000         $000         $000           $000              $000
Assets:
Current assets:
Cash and cash equivalents                20      2,515             -         2,515                   -      2,535
Receivables:
Trade                                 3,209        673             -           673                   -      3,882
  Other                                 513        554   (a)    (295)          259                   -        772
Prepaid expenses                          -        684             -           684                   -        684
Inventory                               175          -             -             -                   -        175
Other current assets                     22          -             -             -                   -         22
Assets held for sale                    165          -             -             -                            165
                                   --------   --------   -----------       -------              ------   --------
Total current assets                  4,104      4,426          (295)        4,131                   -      8,235
                                   --------   --------   -----------       -------            --------   --------
Net property, plant and
 equipment                           29,549      4,368   (b)  (1,683)        2,685       (c)     6,228     42,262
                                                                                         (h)     3,800
Other assets:
Notes receivable, net of current        630          -             -             -                   -        630
  portion
Deposits and other assets               124          -             -             -                   -        124
Accounts and notes receivable - related
 parties                                  2          -             -             -                   -          2
Intangible assets net of
 amortization                         1,408          -             -             -                   -      1,408
                                   --------   -----------     ------      --------              ------   --------
Total assets                         35,817      8,794        (1,978)        6,816              10,028     52,661
                                   ========   ===========     ======      ========            ========   ========
Liabilities and stockholders'
 equity
Current liabilities:
Bank loans and overdrafts                 -         10             -            10                   -         10
Trade accounts payable                9,991      1,043             -         1,043                   -     11,034
Accrued expenses                        593        383             -           383       (d)     2,300      3,276
Current portion of long term
 debt                                21,127          6             -             6       (g)   (21,127)         6
Other                                   434        461             -           461                   -        895
                                   --------   --------   -----------       -------            --------   --------
Total current liabilities            32,145      1,903             -         1,903             (18,827)    15,221
Long-term debt, excluding current
 installments                             -         88             -            88       (g)    21,127     22,653
                                                                                         (h)     1,438
Other liabilities                       615          -             -             -                   -        615
                                   --------   --------   -----------       -------            --------   --------
Total liabilities                    32,760      1,991             -         1,991               3,738     38,489
                                   --------   --------   -----------       -------            --------   --------
Stockholders' equity:
Ordinary shares, (Pounds)0.01
 par value; issued
 324,152,633 (Alliance)                   -      5,105             -         5,105       (e)    (5,105)         -
Common stock, $0.01 par value (LaTex)   208          -             -             -       (f)      (208)         -
Ordinary shares, (Pounds)0.40
 par value issued
 31,052,603 shares issued                 -          -             -             -       (e)     5,105     20,404
                                                                                         (d)       104
                                                                                         (f)    14,299
                                                                                         (h)       896
Series A convertible preferred
 stock                                    4          -             -             -       (f)        (4)        -
Series B convertible preferred
 stock                                    5          -             -             -       (f)        (5)        -
Additional paid in capital           19,032          -             -             -       (c)     6,228     9,471
                                                                                         (d)    (2,404)
                                                                                         (e)      (280)
                                                                                         (f)   (14,571)
                                                                                         (h)     1,466
Treasury stock                         (489)         -             -             -       (f)       489         -
Share premium                             -     20,157             -        20,157       (e)   (20,157)        -
Merger reserve                            -        401             -           401       (c)      (401)        -
Accumulated deficit                 (15,703)   (18,860)  (a)   (295)       (20,838)      (e)    20,838   (15,703)
                                    --------    --------                   -------           ---------    ------
                                                         (b) (1,683)
Total stockholders' equity            3,057      6,803       (1,978)         4,825               6,290    14,172
                                   --------   --------   -----------       -------            --------  --------
Total liabilities and
  stockholders' equity               35,817      8,794       (1,978)         6,816              10,028    52,661
                                   ========   =========  ==========        ========            =======   ========

               CONDENSED PRO FORMA COMBINED STATEMENT OF INCOME
                           YEAR ENDED APRIL 30, 1996
                                  (UNAUDITED)



                                      LATEX
                                    HISTORICAL
                                   YEAR ENDED    ALLIANCE       US
                                    JULY 31,      UK           GAAP         ALLIANCE US    PRO FORMA      PRO
                                     1996        GAAP        ADJUSTMENTS       GAAP      ADJUSTMENTS     FORMA
                                    ---------- ---------- ---------------  -----------  ------------  ------------
                                      $000       $000         $000             $000          $000         $000
Revenues:
Oil and natural gas sales and
  other operating revenues            13,531         3,686             -         3,686   (f)   587    17,804
                                     -------       -------   -----------        ------    --------    ------
Costs and expenses:
Exceptional amounts written off
 oil and gas interests                     -                           -             -           -         -

Exceptional costs arising from
 irregularities                            -          (589)    (a)  (272)         (861)          -      (861)
Direct operating expenses             (6,608)       (2,262)            -        (2,262)          -    (8,870)
Dry hole costs and abandonments       (3,586)            -             -             -           -    (3,586)
Selling, general and
 administrative expenses              (3,027)       (2,629)            -        (2,629)          -    (5,656)
 Depreciation, depletion and
 amortization                         (4,706)       (1,668)    (b)   437        (1,231)  (c)(1,113)   (7,637)
                                     -------       -------        ------        -------    -------
                                                                                         (f)  (587)
                                                                                           -------

Operating (loss)                      (4,396)       (3,462)          165        (3,297)     (1,113)   (8,806)

Other income and deductions
Interest (net)                        (2,205)          229             -           229           -    (1,976)
Profit on sale of fixed assets         2,366             -             -             -           -     2,366
Equity losses and asset
 write-offs of joint
   ventures and affiliates            (4,185)         (201)            -          (201)          -    (4,386)
Foreign exchange losses                    -          (159)            -          (159)          -      (159)
                                     -------       -------   -----------        ------     -------  --------
Net (loss) from continuing
 operations                           (8,420)       (3,593)          165        (3,428)     (1,113)  (12,961)
                                     =======       =======   ===========       =======     =======   ========

Loss per share from continuing
  operations (cents)                            (d)  (45.3)                 (d)  (43.2)                (42.0)

Weighted average number of shares
  outstanding                               (d)  7,929,391              (d)  7,929,391            30,878,178
                                                 =========                  ==========            ==========

               CONDENSED PRO FORMA COMBINED STATEMENT OF INCOME
                       SIX MONTHS ENDED OCTOBER 31, 1996
                                  (UNAUDITED)

                                                  ALLIANCE
                                        LATEX        UK          US GAAP     ALLIANCE US    PRO FORMA        PRO
                                      HISTORICAL    GAAP       ADJUSTMENTS       GAAP      ADJUSTMENTS      FORMA
                                      ----------   ------     ------------      -----     ------------     ------
                                         $000       $000          $000          $000          $000          $000
Revenues:
Oil and natural gas sales and
 other operating revenues              4,690         1,998            -         1,998     (f)    274      6,962
                                       -----       -------      -------         -----          -----      -----
Costs and expenses:
Exceptional amounts written off
 oil and gas interests                (1,548)            -            -             -              -     (1,548)

Exceptional costs arising from
 irregularities                            -          (120)           -          (120)             -       (120)

Direct operating expenses             (2,697)         (816)           -          (816)             -     (3,513)
Dry hole costs and abandonments       (3,608)            -            -             -              -     (3,608)
Selling, general and
 administrative expenses              (2,711)       (1,315)           -        (1,315)             -     (4,026)
Depreciation, depletion and
 amortization                         (1,871)         (821) (b)     308          (513)    (c)   (596)    (3,254)
                                    --------       -------         ----       -------                  --------
                                                                                          (f)   (274)
                                                                                               -----

Operating (loss)                      (7,745)       (1,074)         308          (766)          (596)    (9,107)

Other income and deductions
Interest (net)                        (1,512)           31            -            31              -     (1,481)
Profit on sale of fixed assets           614             -            -             -     (e)   (542)        72
Equity losses and asset write-offs
 of joint ventures and affiliates     (4,096)            -            -             -              -     (4,096)
Foreign exchange gains                     -            56            -            56              -         56
                                    --------       -------        -----       -------         ------   --------
Net (loss) from continuing
  operations                         (12,739)         (987)         308          (679)        (1,138)   (14,556)
                                    ========          ====        =====       =======         ======   ========
Loss per share from continuing
 operations (cents)                             (d)  (12.2)                  (d) (8.4)                    (46.9)

Weighted average number of
 shares outstanding                          (d) 8,103,816              (d) 8,103,816                31,052,603
                                                 =========                  =========                ==========

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial statements include the following adjustments:

CONDENSED PRO FORMA COMBINED BALANCE SHEET

Alliance US GAAP adjustments:

(a) To eliminate from 'other receivables' an amount recognized as a receivable, under UK GAAP, relating to the right to receive the proceeds of the sale of Alliance shares resulting from the settlement with Mr. O'Brien. Under US GAAP, such proceeds are recognized only on receipt.

(b) To adjust the oil and gas properties as at October 31, 1996 to reflect the cumulative effect of the ceiling test write down made in the year ended April 30, 1995 under US GAAP. Under US GAAP ceiling tests are computed at current prices discounted to present value at 10%; under UK GAAP, a ceiling test is based on the company's best estimate of the future cash flows from the underlying properties.

Pro forma adjustments:

(c) To record the Alliance oil and gas properties at their fair values under US GAAP.

     The purchase price has been derived from Alliance's market capitalization at the date of the announcement of the merger based on a price of 2 pence per share and 324,152,640 shares in issue. This has been converted to U.S. dollars at a rate of US$1.5511:(Pounds)1. The costs of the acquisition have also been included to arrive at a total consideration of $11,053,000 which has been allocated as follows:

                                                             $000
                                                            ------
               Fixed assets                                  8,913
               Cash                                          2,515
               Other net current assets and liabilities       (281)
               Debt                                            (94)
                                                            ------
                                                            11,053
                                                            ======

(d) To record an accrual for the expenses of the merger and the share issue (including the restructuring fee payable to Bank of America of $200,000 which is to be settled by the issue of 156,250 shares).

(e) To eliminate the existing capital and reserves of Alliance (other than the par value of the Ordinary shares) from the condensed pro forma combined balance sheet.

(f) To record the par value of the New Alliance shares to be issued as a consequence of the Merger and their exchange for the whole of the issued share capital of LaTex. This represents 21,448,787 shares of 40p each at an exchange rate of $1.6667:(Pounds)1.

(g) To record the revised maturity of LaTex's bank borrowing following the renegotiation referred to under "Alliance-Financing" in this Proxy Statement.

(h) To record the issue of 1,343,750 shares of 40p each, Loan notes convertible into up to 1,078,125 New Alliance Shares and 1,210,938 warrants to acquire shares at an option price of (Pound)1.00 per share to Bank of America in exchange for the Overriding Royalty Interest.

CONDENSED PRO FORMA COMBINED STATEMENTS OF INCOME

Alliance US GAAP adjustments:

(a) To eliminate income recognized under UK GAAP, relating to the right to receive proceeds from the sale of Alliance shares resulting from the settlement with Mr. O'Brien. Under US GAAP, such proceeds are recognized only on receipt.

(b) To adjust the depreciation, depletion and amortization charge to reflect the ceiling test write down adjustment made in the condensed pro forma combined balance sheet described above.

Pro forma adjustments:

(c) To adjust the depreciation, depletion and amortization charge to reflect the adjustments made to Alliance's oil and gas properties restated at their fair value under US GAAP using LaTex accounting policies. LaTex uses the successful efforts method of accounting for oil and gas properties whereas Alliance uses the full cost method.

(d) The weighted average number of shares outstanding and the loss per share have been calculated after giving retroactive effect to the proposed 40:1 reverse stock split.

(e) To reflect the sale of oil and gas properties by Alliance under LaTex's accounting policies. Alliance uses the full cost method under which (generally) the proceeds of the sale of oil and gas properties reduces the carrying value of the full cost pool. Under the successful efforts method used by LaTex the profit or loss on disposal of each property is recognized in the income statement at the time of sale.

(f)  To reflect the acquisition of the Overriding Royalty Interest.